Exhibit 99.1

DATA443 ENTERS INTO COMMON STOCK PURCHASE AGREEMENT WITH TRITON FUNDS

Agreement Provides Data443 with Fresh Significant Investment Capital on Favorable Terms on Path to Senior Exchange Up-list

RESEARCH TRIANGLE PARK, NC, December 17, 2020 – Data443 Risk Mitigation, Inc. (OTCPK: ATDS), the leading data security and privacy software company for ALL THINGS DATA SECURITY™, is pleased to announce it has entered into a common stock purchase Agreement (the “Purchase Agreement”) with investment firm Triton Funds LP (“Triton”), under which Triton is obligated to purchase up to $1 million of the Company’s common stock from time-to-time through June 30, 2021.

As part of the Purchase Agreement, Data443 has the right to sell shares of its common stock to Triton at a per share price of $0.006, so long as the closing price for is Data443 shares is at least $0.009. The total number of shares Triton will purchase under the Purchase Agreement is 166,666,667. In addition, in connection with the Purchase Agreement, Triton may also invest up to an additional $1 million pursuant to a warrant agreement included in the Purchase Agreement, which has a purchase price of $0.01. The total number of shares available for purchase by Triton (266,666,667 shares) must be reserved for purchase with the Company’s transfer agent. Data443 will use the proceeds from the sale of its common stock to Triton for general corporate, working capital purposes, additional acquisitions, and debt retirement. In connection with the Purchase Agreement, Data443 will be filing a registration statement on Form S-1 under which, and when effective, the shares sold to Triton will be offered and registered.

Jason Remillard, CEO of Data443 commented, “Triton has been a pleasure to work with and we are excited to have them invest in Data443 as true equity investors. Their investment will help us drive growth and continue to exercise on our strategic plan. Triton’s equity investment represents another great vote of confidence in our Company and validates our commitment to strengthening our capital structure to take advantage of the growing market for further accretive acquisitions, while delivering value to our stockholders. Retirement of derivative based debt also greatly strengthens our position for our planned major market up list.”

Ashkan Mapar, Principal and Portfolio Manager at Triton Funds, commented “We conduct due diligence on, and consider investments in myriad companies. Very few of those pass our strict requirements and satisfy our metrics for investment. We are excited to have Data443 be one of the few companies to join our list of portfolio investments. The company’s recurring revenue model and dynamic offering of products and services in the cybersecurity marketplace makes for a sustainable model and unlimited growth. We were further impressed with Jason’s vision for the future of the company and we have confidence in his ability to lead the company to great success. Triton takes great pleasure in being a financial and strategic partner of Data443.”

In order to facilitate the Purchase Agreement and the stock sales to be completed with Triton Funds, the Company withdrew the S-1 filed on January 30, 2020, which was originally structured for stock purchases by PAG Group LLC. Additionally, the Company needed to increase the number of authorized shares of common stock so those shares could be reserved with the Company’s transfer agent for issuance to Triton. As such, the Company has increased its authorized number of shares of common stock from 1.5 billion to 1.8 billion.

About TRITON FUNDS LLC

Triton Funds is the nation’s largest student venture investment fund, managed entirely by students from UC San Diego located in Southern California. With $25M AUM, Triton Funds has taken an active part in both the San Diego ecosystem and nationwide, focusing on investments that will have a lasting positive impact on the Millennial generation with a portfolio of both private and public companies. The aim of Triton Funds is to create a student learning platform that will provide real-world experience and help bridge the gap between a STEM dominated university and Wall Street, helping students jumpstart their careers in finance, while providing strategic capitalization, business development support, and engineered exits to organizations with a viable future in the modern economy. Follow the Triton Funds story by visiting the Triton Funds website, Instagram, Twitter, or reach out directly via email. More information can be found at http://www.tritonfunds.com

About Data443 Risk Mitigation, Inc.

Data443 Risk Mitigation, Inc. (OTCPK: ATDS), is the de facto industry leader in Data Privacy Solutions for All Things Data Security™, providing software and services to enable secure data across local devices, network, cloud, and databases, at rest and in flight. Its suite of products and services is highlighted by: (i) ARALOC™, which is a market leading secure, cloud-based platform for the management, protection and distribution of digital content to the desktop and mobile devices, which protects an organization’s confidential content and intellectual property assets from leakage — malicious or accidental — without impacting collaboration between all stakeholders; (ii) DATAEXPRESS®, the leading data transport, transformation and delivery product trusted by leading financial organizations worldwide; (iii) ArcMail™, which is a leading provider of simple, secure and cost-effective email and enterprise archiving and management solutions; (iv) ClassiDocs® the Company’s award-winning data classification and governance technology, which supports CCPA, LGPD, and GDPR compliance; (v) ClassiDocs™ for Blockchain, which provides an active implementation for the Ripple XRP that protects blockchain transactions from inadvertent disclosure and data leaks; (vi) Data443® Global Privacy Manager, the privacy compliance and consumer loss mitigation platform which is integrated with ClassiDocs™ to do the delivery portions of GDPR and CCPA as well as process Data Privacy Access Requests – removal request – with inventory by ClassiDocs™; (vii) Resilient AccessTM, which enables fine-grained access controls across myriad platforms at scale for internal client systems and commercial public cloud platforms like Salesforce, Box.Net, Google G Suite, Microsoft OneDrive and others; (viii) Data443™ Chat History Scanner, which scans chat messages for Compliance, Security, PII, PI, PCI & custom keywords; (ix) the CCPA Framework WordPress plugin, which enables organizations of all sizes to comply with the CCPA privacy framework; (x) FileFacets™, a Software-as-a-Service (SaaS) platform that performs sophisticated data discovery and content search of structured and unstructured data within corporate networks, servers, content management systems, email, desktops and laptops; (xi) the GDPR Framework WordPress plugin, with over 30,000 active users and over 400,000 downloads it enables organizations of all sizes to comply with the GDPR and other privacy frameworks; and (xii) IntellyWP, a leading purveyor of user experience enhancement products for webmasters for the world’s largest content management platform, WordPress. For more information, please visit http://www.data443.com.

Forward-Looking Statements

The statements contained in this release that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursuant,” “target,” “continue,” and similar expressions are intended to identify such forward-looking statements. The statements in this press release that are not historical statements, including statements regarding Data443’s plans, objectives, future opportunities for Data443’s services, future financial performance and operating results and any other statements regarding Data443’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts, are forward-looking statements within the meaning of the federal securities laws. These statements are not guarantees of future performance and are subject to numerous risks, uncertainties, and assumptions, many of which are beyond Data443’s control, and which could cause actual results to differ materially from the results expressed or implied by the statements. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict, and include, without limitation, results of litigation, settlements and investigations; actions by third parties, including governmental agencies; volatility in customer spending; global economic conditions; ability to hire and retain personnel; loss of, or reduction in business with, key customers; difficulty with growth and integration of acquisitions; product liability; cybersecurity risk; anti-takeover measures in our charter documents; and, the uncertainties created by the ongoing outbreak of a respiratory illness caused by the 2019 novel coronavirus that was recently named by the World Health Organization as COVID-19. These and other important risk factors are described more fully in our reports and other documents filed with the Securities and Exchange Commission (“the SEC”), including under (i) “Part I, Item 1A. Risk Factors”, in our Registration Statement on Form 10 filed with the SEC on January 11, 2019 and amended on April 24, 2019; (ii) “Part I, Item 1A. Risk Factors”, in our Annual Report on Form 10-K filed with the SEC on 17 April 2020; and, (iii) subsequent filings. Undue reliance should not be placed on the forward-looking statements in this press release, which are based on information available to us on the date hereof. Except as otherwise required by applicable law, we undertake no obligation to publicly update or revise any forward-looking statements, whether because of new information, future events, or otherwise.

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Investor Relations Contact:

Matthew Abenante

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919.858.6542